Exhibit 99.2

Ondas to Acquire Sentrycs, a Global Leader in Counter-UAS Cyber Technology, Expanding Global Reach to Tier-1 Defense and Security Agencies Across 25+ Countries

Sentrycs has achieved rapid global adoption, with operational deployments in 25 countries, and proven threat-mitigation performance — positioning the company as one of the fastest-growing and most trusted names in the Counter-UAS industry

Sentrycs’ technology powers authorities to take control of hostile drones within seconds, offering what Ondas believes is unmatched reliability in the world’s most complex and contested airspaces

Sentrycs’ Cyber-over-RF technology adds a powerful detection and control layer to Ondas’ counter-UAS ecosystem, creating a unified detect-to-defeat architecture that integrates sensors, effectors, and autonomous engagement for defense and civilian markets including homeland security, and critical infrastructure protection

BOSTON, MA / November 4, 2025 / Ondas Holdings Inc. (Nasdaq: ONDS) (“Ondas” or the “Company”), a leading provider of autonomous aerial and ground robot intelligence through its Ondas Autonomous Systems (OAS) business unit and private wireless solutions through Ondas Networks, today announced it has entered into a definitive agreement to acquire Sentry CS Ltd. (Sentrycs), an Israel-based global leader in Cyber-over-RF (CoRF) and Protocol-Manipulation counter-UAS technology.

With rapid growth, combat-proven deployments across 25 countries, and fully operational threat mitigation, Sentrycs has emerged as a leading force in the global Counter-UAS market across both defense and civilian environments. Leveraging its proprietary Cyber-over-RF (CoRF) technology, Sentrycs has redefined the standards of drone detection and mitigation by operating directly at the communication-protocol layer — allowing authorities and defense operators to detect, identify, track, and take control of hostile drones within seconds, safely landing and seizing the device while limiting risk to public safety or collateral damage. This breakthrough capability delivers safe, precise, and regulation-compliant mitigation without jamming, spoofing, or collateral interference, offering what Ondas believes is unmatched reliability in the world’s most complex and contested airspaces.

“The addition of Sentrycs will strengthen our leadership in counter-UAS and solidify Ondas’ position as a full-spectrum provider of autonomous defense solutions,” said Eric Brock, Chairman and CEO of Ondas Holdings. “Passive RF detection and tracking are essential to modern layered defense, and Sentrycs brings a proven technology platform already deployed across sensitive airspace, critical infrastructure and border environments. By integrating Sentrycs with our Iron Drone Raider system, we expect to deliver a unified detect-to-defeat solution that addresses the rapidly evolving threat landscape for our defense and homeland security customers worldwide.”

The acquisition will accelerate Ondas’ “Systems-of-Systems” roadmap, integrating autonomous platforms, sensors, effectors, command-and-control, and secure communications into a unified defense architecture. Sentrycs’ proprietary passive RF technology enables military and security operators to detect, identify, track, and take control of hostile drones without reliance on GPS or kinetic engagement. Combined with Iron Drone’s autonomous interception system, the result will be the industry’s first truly full-spectrum Counter-UAS solution—a seamless detect-to-defeat ecosystem that unites detection, decision, and engagement capabilities. The addition of Sentrycs’ proven cyber-RF layer will position OAS as a unique provider of fully integrated, field-proven, multi-domain C-UAS defense.

“Sentrycs’ advanced cyber detection and takeover technology will add a critical layer of intelligence and early warning to our counter-UAS ecosystem,” said Oshri Lugassy, Co-CEO of Ondas Autonomous Systems. “By combining their advanced detection and identification capabilities with our Iron Drone Raider interceptor, we will deliver an integrated detect-to-defeat solution that adapts to any environment—from urban areas and critical infrastructure to complex battlefield conditions. This acquisition is expected to strengthen our ability to provide mission-proven, automated airspace protection to defense and security customers worldwide.”

Ondas expects the transaction to close in November 2025. For additional information regarding the terms of the agreement, please see the Current Report on Form 8-K to be filed with the Securities and Exchange Commission later today.

Sentrycs’ Technology

Sentrycs’ product line includes fixed, mobile, vehicle-mounted, and tactical configurations, designed for scalable protection of critical infrastructure, military bases, airports, and border zones. Its software-defined architecture runs on standard Intel-based hardware and Docker containers, providing exceptional flexibility, cost-efficiency, and integration readiness.

A core innovation of the Company is the Horizon Engine, an AI-driven detection and mitigation layer introduced in 2025. Horizon continuously analyzes the radio-frequency spectrum, autonomously recognizing new or modified drone protocols in real time. This capability enables rapid adaptation to DIY, modified, and emerging drone threats, ensuring protection in dynamic operational environments.

Sentrycs is recognized globally for its ease of use, five-minute setup time, and ability to operate as either a standalone sensor or an integrated node within multi-layered defense architectures. Its open C2 system allows seamless integration with third-party sensors, radars, and kinetic effectors — including Iron Drone’s autonomous interceptors — enabling an interoperable, full-spectrum Counter-UAS solution. Strategic Impact for Ondas.

About Ondas Holdings Inc.

Ondas Holdings Inc. (Nasdaq: ONDS) is a leading provider of autonomous systems and private wireless solutions through its business units Ondas Autonomous Systems (OAS), Ondas Capital and Ondas Networks. Ondas’ technologies offer a powerful combination of aerial intelligence and next-generation connectivity to enhance security, operational efficiency, and data-driven decision-making across essential industries.

OAS delivers a portfolio of AI-powered defense and security platforms that are deployed globally to safeguard sensitive locations, populations, and infrastructure. Through its subsidiaries American Robotics, Airobotics, and Apeiro Motion, OAS offers the Optimus System—the first U.S. FAA-certified small UAS for automated aerial security and data capture—the Iron Drone Raider—an autonomous counter-UAS platform—and Apeiro’s advanced ground robotics and tethered UAV systems, supported by innovative navigation and communications technologies.

Ondas Capital plans to combine advisory services and strategic investment management services to accelerate the rapid scaling and global deployment of unmanned and autonomous systems to Allied defense and security markets.

Ondas Networks provides software-defined wireless broadband technology through its FullMAX platform, based on the IEEE 802.16t standard. This standards-based system delivers high-performance connectivity for mission-critical IoT applications in markets such as rail, utilities, oil and gas, transportation, and government.

For additional information on Ondas Holdings: www.ondas.com, X and LinkedIn

For Ondas Autonomous Systems: LinkedIn

For Airobotics: www.airoboticsdrones.com, X and LinkedIn

For American Robotics: www.american-robotics.com, X and LinkedIn

For Apeiro Motion: www.apeiro-motion.com, LinkedIn

For Ondas Networks: www.ondasnetworks.com, X and LinkedIn

About Sentrycs

Sentrycs Ltd. is a global leader in Cyber-over-RF (CoRF) counter-UAS technology, delivering safe, precise, and regulation-compliant drone detection and mitigation solutions to defense, homeland security, and critical-infrastructure customers worldwide. Headquartered in Israel with operations across 25 countries, Sentrycs’ proprietary CoRF technology operates at the communication-protocol layer, enabling authorities and military forces to identify, locate, and take control of unauthorized drones within seconds—without jamming, spoofing, or collateral interference. The company’s software-defined, modular platform supports fixed, mobile, and tactical configurations, providing scalable protection for airports, borders, bases, and sensitive facilities. Recognized for its ease of deployment, interoperability, and combat-proven performance, Sentrycs continues to set the standard for next-generation Counter-UAS solutions in both defense and civilian environments.

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the heading "Risk Factors" discussed under the caption "Item 1A. Risk Factors" in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption "Item 1A. Risk Factors" in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Contacts

IR Contact for Ondas Holdings Inc.

888-657-2377

ir@ondas.com

Media Contact for Ondas

Escalate PR

ondas@escalatepr.com

Preston Grimes

Marketing Manager, Ondas Holdings Inc.

preston.grimes@ondas.com

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